                                                                 EXHIBIT 4.1

  NUMBER                                                                           SHARES

C                              [LOGO] ZymeTx, Inc.

COMMON STOCK                                                         SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE             CUSIP 989859 10 3

This is to certify that




is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 per share,
                                      OF

                                  ZymeTx, Inc.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ PETER G. LIVINGSTON              [SEAL]              /s/ G. CARL GIBSON
------------------------                                 ----------------------
    PRESIDENT                                                SECRETARY

COUNTERSIGNED AND REGISTERED:
               AMERICAN STOCK TRANSFER & TRUST COMPANY
                                       TRANSFER AGENT AND REGISTRAR

BY


                                                            AUTHORIZED SIGNATURE


                          AMERICAN BANK NOTE COMPANY.

                                  ZymeTx, Inc.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT  -          Custodian
TEN ENT - as tenants by the entireties                          ---------         ---------
JT TEN  - as joint tenants with right                             (Cust)           (Minor)
          of survivorship and not as                            Under Uniform Gifts to Minors
          tenants in common                                     Act
                                                                   ------------------------
                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

    For Value Received,                    hereby sell, assign and transfer unto
                       --------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
------------------------------------------------------------------------
to register the transfer of the said shares of Common Stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
     --------------------------

                                                  X
                                                    --------------------------
                                                           (SIGNATURE)

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE WITHOUT ALTERATION OR ANY CHANGE WHATEVER.

                                                  X
                                                    --------------------------
                                                           (SIGNATURE)

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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SIGNATURE(S) GUARANTEED BY: